GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
June 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 51.90%
	Domestic Fixed Income Funds - 51.90%
76,595	Invesco Senior Loan ETF (a)	$1,611,558
18,246	iShares 0-5 Year High Yield Corporate Bond ETF (a)	756,297
112,633	iShares 0-5 Year Investment Grade Corporate Bond ETF	5,430,036
95,775	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (a)	2,939,335
	Total Investment Companies (Cost $10,757,378)	10,737,226

	SHORT TERM INVESTMENTS - 47.82%
	Money Market Funds - 38.31%
7,925,437	JPMorgan U.S. Government Money Market Fund
	Effective Yield, 5.03% (b)(c)	7,925,437
Principal Amount
	U.S. Treasury Notes - 9.51%
750,000	1.375%, 09/30/2023	742,887
750,000	0.500%, 11/30/2023	735,249
500,000	2.250%, 03/31/2024	488,279
		1,966,415
	Total Short Term Investments (Cost $9,899,440)	9,891,852

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 23.36%
4,833,275	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 5.22% (b)	4,833,275
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,833,275)	4,833,275

	Total Investments (Cost $25,490,093) - 123.08%	25,462,353
	Liabilities in Excess of Other Assets - (23.08)%	(4,775,548)
	TOTAL NET ASSETS - 100.00%	$20,686,805

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of June 30, 2023.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.